Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	484.50
Total Transaction Valuation	3,508,318.05
Total Offset Amount	484.50
Net Fee	$ 0.00